Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events
Subsequent Events

8. Subsequent Events

The Company has evaluated subsequent events through the filing of the Form 10-K.

On February 24, 2012, the Company entered into an amendment to the advisory agreement to (1) require organization, offering and operating expenses to be reimbursed ratably on a monthly basis over the period that begins 12 months after the end of the Escrow Period and ends 60 months after the end of the Escrow Period and (2) remove the requirement that the Company raise a minimum amount of offering proceeds before the Advisor begins to earn the fixed component of the advisory fee.

On February 15, 2012, the Company’s board of directors modified the redemption plan to provide that the total amount of “net redemptions” during any calendar quarter is limited to shares whose aggregate value (based on the redemption price per share on the day the redemption is effected) is 5% of the combined NAV of both classes of shares, calculated as of the last day of the previous calendar quarter.  “Net redemptions” means the excess of the Company’s share redemptions (capital outflows) over its share purchases (capital inflows) in its offering. As a result, redemptions will count against the 5% cap during a calendar quarter only to the extent the aggregate value of share redemptions during the quarter exceeds the aggregate value of share purchases in the same quarter. If the quarterly redemption limitation is reached during a given day, the Company will no longer accept redemptions for the remainder of the quarter, regardless of additional share purchases by investors in the Company’s public offering for the remainder of such quarter.

On February 3, 2012, the Company amended the escrow agreement to extend the Escrow Period through November 12, 2012.